Exhibit 10.15
SECOND AMENDMENT TO
THE VIVINT SMART HOME, INC.
2020 OMNIBUS INCENTIVE PLAN
WHEREAS, Vivint Smart Home, Inc. (the “Company”) had established the Vivint Smart Home, Inc. 2020 Omnibus Incentive Plan (the “Plan”);
WHEREAS, the Plan and maintenance thereof was assumed by NRG Energy, Inc. (“NRG”) pursuant to the merger between NRG and the Company on March 10, 2023 (the “Merger”);
WHEREAS, the Compensation Committee of the Board of Directors of NRG (the “NRG Board”) approved an amendment to the Plan on July 26, 2023;
WHEREAS, NRG desires that the Plan be further amended to update the name thereof;
WHEREAS, Section 12(a) of the Plan authorizes the Board of Directors of the Company to amend the Plan; and
WHEREAS, by virtue of the Merger, the NRG Board has the authority to amend the Plan.
NOW, THEREFORE, the Plan is hereby amended as follows, effective as of December 5, 2024, the date of approval by the NRG Board:
1.The title of the Plan is hereby amended and replaced in its entirety to read as follows:
“NRG ENERGY, INC. 2020 OMNIBUS INCENTIVE PLAN (LEGACY VIVINT)”
2.Section 1 of the Plan is hereby amended and replaced in its entirety to read as follows:
“1. Purpose. The purpose of the NRG Energy, Inc. 2020 Omnibus Incentive Plan (Legacy Vivint) is to provide a means through which the Company and the other members of the Company Group may attract and retain key personnel, and to provide a means whereby directors, officers, employees, consultants, and advisors of the Company and the other members of the Company Group can acquire and maintain an equity interest in NRG Energy, Inc., or be paid incentive compensation.
3.Section 2(kk) of the Plan is hereby amended and replaced in its entirety to read as follows:
“(kk) ‘Plan’ means this NRG Energy, Inc. 2020 Omnibus Incentive Plan (Legacy Vivint), as it may be amended and/or restated from time to time.”
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4.Section 9(e) of the Plan is hereby amended and replaced in its entirety to read as follows:
“(e) Legends on Restricted Stock. Each certificate, if any, or book entry representing Restricted Stock awarded under the Plan, if any, shall bear an appropriate legend or book-entry notation, in addition to any other information the Company deems appropriate, until the lapse of all restrictions with respect to such shares of Common Stock.”

IN WITNESS WHEREOF, this amendment is hereby executed __________________, 2024.

By:_______________________
Name:_____________________
Title: ______________________

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